UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2022

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 12th Street NW, Washington, D.C . 20004
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (202) 312-9100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FCN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On January 1, 2022, FTI Consulting, Inc. (“FTI Consulting”) entered into the First Supplemental Indenture (the “Supplemental Indenture”) to the Indenture, dated August 20, 2018 (the “Indenture”), between FTI Consulting and U.S. Bank National Association, as trustee, governing FTI Consulting’s outstanding 2.0% Convertible Senior Notes due 2023 (the “Notes”). Pursuant to the Supplemental Indenture, FTI Consulting irrevocably elected to (i) surrender its right to settle conversions of the Notes on or after January 1, 2022 solely using FTI Consulting’s common stock and (ii) settle at least the $1,000 aggregate principal amount of each Note submitted for conversion on or after January 1, 2022 in cash in connection with a settlement for which FTI Consulting elects a cash and common stock combination settlement. The practical effect of these elections is that the $316,245,000 aggregate principal amount of the Notes will be settled in cash and any premium due upon conversion may be settled (1) solely in cash, (2) solely in common stock or (3) in a combination of cash and common stock. The Indenture was filed as Exhibit 4.1 to FTI Consulting’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 20, 2018.

The foregoing description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the complete text of the Supplemental Indenture, a copy of which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

4.1	First Supplemental Indenture, dated January 1, 2022, between FTI Consulting, Inc. and U.S. Bank National Association, as trustee.

104	The Cover Page from FTI Consulting’s Current Report on Form 8-K dated January 1, 2022, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI Consulting, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2022	FTI CONSULTING, INC.

	By:	/s/ CURTIS P. LU
	Name:	Curtis P. Lu
	Title:	General Counsel

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